UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 13, 2012

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2012, the board of directors of Skinny Nutritional Corp. (the “Company”) approved an amendment to the bylaws of the Company, effective as of the same date.  The amendment to the bylaws provides that the provisions of Nevada Revised Statutes 78.378 to 78.3793 shall not apply to the Company.  The Company’s board of directors approved the amendment to its bylaws to provide the Company with greater flexibility in enabling it to consider corporate transactions which may implicate these statutes.

The foregoing summary of the amendment to the Company’s bylaws is qualified in its entirety by the full text of the amendment to the bylaws attached hereto as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	Exhibit No.	Description

(d)	Exhibit 3.2	Amendment to Bylaws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman

Name: Michael Salaman
Title: Chief Executive Officer
Date: June 19, 2012

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EXHIBIT INDEX

Exhibit Number	Description

3.2	Amendment to Bylaws

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